Exhibit 32.1

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with

the accompanying Quarterly

Report on Form

10-Q of Marlin

Business Services Corp.

for the quarter

ended June
30, 2020

(the “Quarterly Report”),

Jeff Hilzinger,

as Chief Executive

Officer, and

Michael R. Bogansky,

Chief Financial

Officer of
the Company,

each hereby

certifies, that

pursuant to

18 U.S.C.

Section 1350, as

adopted pursuant

to Section

906 of

the Sarbanes-
Oxley Act of 2002, that, to the best of his knowledge:

(1) The

Quarterly Report fully complies with the requirements of Section 13(a)

of the Securities Exchange Act of 1934; and

(2) The

information contained in

the Quarterly Report

fairly presents, in

all material respects,

the financial condition

and results
of operations of Marlin Business Services Corp.

Date:   July 31, 2020

/s/ Jeff Hilzinger

Jeff Hilzinger

Chief Executive Officer

(Principal Executive Officer)

/s/ Michael R. Bogansky

Michael R. Bogansky

Chief Financial Officer & Senior

Vice President

(Principal Financial Officer)